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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 19, 2004


                           First Financial Corporation
             (Exact name of registrant as specified in its charter)


                Indiana                       000-16759          35-1546989
      (State or other jurisdiction           (Commission        (IRS Employer
           of incorporation)                 File Number)    Identification No.)

  P. O. Box 540, Terre Haute, Indiana                               47808
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  812-238-6264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits.
         --------

         Exhibit Number:

         99.1 Press Release, dated November 19, 2004 issued by First Financial Corporation


ITEM 7.01 REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On November 19, 2004, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.40 per share payable January 3, 2005 to shareholders of record on December 3, 2004. The release is furnished as Exhibit 99.1 hereto.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            First Financial Corporation



Dated:  November 19, 2004                   (s) Norman L. Lowery
                                            ------------------------------
                                                Norman L. Lowery
                                            Vice Chairman and Chief
                                               Executive Officer


Dated:  November 19, 2004                   (s) Michael A. Carty
                                            ------------------------------
                                                  Michael A. Carty
                                            Secretary/Treasurer and Chief
                                                  Financial Officer